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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 June 19, 1995



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


   District of Columbia                l-7102                   52-0891669
   --------------------                ------                   ----------
  (state or other juris-            (Commission              (I.R.S. Employer
  diction of incorporation)         File Number)           (Identification No.)


     Woodland Park, 2201 Cooperative Way, Herndon, VA            22071-3025
     ------------------------------------------------            ----------
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (703)709-6700
                                                   ---------------

        ------------------------------------------------------------
        (Former name or former address, if changed since last report)
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Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits.

         (c)     Exhibits

                 The following exhibits are filed herewith:

         1.1 An Agency Agreement dated June 19, 1996 between the Company and the Agents named therein, relating to the distribution of the Company's Medium-Term Notes, Series C, within the United States.

         10.1 Calculation Agent Agreement dated June 19, 1996 between the Company and Lehman Brothers Inc., as Calculation Agent.
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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NATIONAL RURAL UTILITIES COOPERATIVE
                                              FINANCE CORPORATION



                                             /s/ STEVEN L. LILLY
                                           -------------------------------
                                           Steven L. Lilly
                                           Senior Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)


Dated:  June 21, 1995